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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: October 5, 2001

                           ACT Teleconferencing, Inc.
             (Exact name of registrant as specified in its charter)

        Colorado               0-27560                    84-1132665
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)

        1658 Cole Boulevard, Suite 130, Golden, Colorado        80401
        (Address of principal executive offices)               Zip Code

                                 (303) 235-9000
                         (Registrant's telephone number)

ITEM 7.  EXHIBITS

The Exhibit index on page 2 of this Form 8-K report lists the exhibits that are hereby filed or incorporated by reference.

ITEM 9.  REGULATION FD DISCLOSURE

We are filing this 8-K to file our press release regarding our agreement to acquire PictureTel's 1414c video conferencing service delivery business.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ACT Teleconferencing, Inc.
                                                         (Registrant)


Date: October 10, 2001                           By:    /s/ Gavin Thomson
                                                       -------------------------
                                                        Gavin Thomson
                                                        Chief Financial Officer


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                                  Exhibit Index

 No.     Description
-----    ----------------------
(All exhibits are filed electronically)
99.1     Press release dated October 5, 2001 regarding our agreement to acquire
         PictureTel's 1414c video conferencing service delivery business.








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